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EXHIBIT 10.20

17 December 2001

PRIVATE & CONFIDENTIAL

Mr John Kirby
17 Abell Gardens
Pinkneys Green
Maidenhead
Berkshire
SL6 6PS

Dear John

VARIATION TO YOUR SERVICE AGREEMENT

Pursuant to your Service Agreement dated 1 December 2000 and discussions with Cronos, I understand it has been agreed that clause 2.2 of your Service Agreement shall be deleted and the following new clause 2.2 inserted in its place:

         "The appointment commenced on 1 April 1999 and shall continue (subject to earlier termination as provided in this Agreement) until 30 November 2003 and thereafter shall continue until terminated by either party giving to the other not less than 3 months written notice".

I should be grateful if you would sign and return the attached copy of this letter confirming your acceptance to the above variation to your Service Agreement.

Yours sincerely

/s/ PETER J YOUNGER

Peter J Younger

Director
Cronos Containers Limited

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I confirm that I accept the above variation to my Service Agreement dated 17
December 2001

Signed   /s/ JOHN C KIRBY

         John C Kirby, Director



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